Hartford Life Insurance Company
Separate Account VL I

333-109529	Stag Accumulator II Variable Universal Life
333-109530	Stag Protector II Variable Universal Life

Hartford Life and Annuity Insurance Company

Separate Account VL I

333-07471	Stag Accumulator II Variable Universal Life
333-88787	Stag Protector II Variable Universal Life

Supplement Dated June 29, 2007 to the Prospectus Dated May 1, 2007

Supplement dated June 29, 2007 to Your Prospectus

Effective June 29, 2007, the Accelerated Death Benefit Rider for Terminal Illness is available to Hartford Life Insurance Company Policies.

In your prospectus, under “Fee Tables – Hartford Life Insurance Company” under the sub-section “Charges Other Than Fund Operating Expenses” the following is added as the last line at the end of the table:

Maximum Charge
Accelerated Death Benefit Rider for Terminal Illness	When you exercise the benefit.	$300

In your prospectus, under the section entitled “Other Benefits,” under the sub-section entitled “Accelerated Death Benefit Rider for Terminal Illness” the last sentence of the paragraph is replaced with:

The maximum charge for this rider is $300.  For policies issued in NY, the rider is only available when the LifeAccess Accelerated Benefit Rider is purchased.

This supplement should be retained with the prospectus for future reference.

HV-6132